Trade and other receivables, net	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Trade and other receivables, net

	2025	2024
Non-current
Advances to suppliers	37,183	3,316
Income tax credits	8,516	4,639
Non-income tax credits (i)	33,645	26,240
Judicial deposits	2,070	1,816
Other receivables	1,475	2,499
Non-current portion	82,889	38,510
Current
Trade receivables	191,635	87,645
Less: Allowance for trade receivables	(4,782)	(1,114)
Trade receivables – net	186,853	86,531
Prepaid expenses	21,014	18,038
Advances to suppliers	43,994	35,996
Income tax credits	11,847	5,680
Non-income tax credits (i)	66,961	53,522
Receivable from disposal of subsidiary	—	2,900
Receivables from related parties (Note 31)	16,359	—
Other receivables	17,322	10,689
Subtotal	177,497	126,825
Current portion	364,350	213,356
Total trade and other receivables, net	447,239	251,866

(i) Includes US$326 (2024: US$307) reclassified from property, plant and equipment. It also includes US$18 million corresponding to tax credits resulting from a judicial decision regarding the exclusion of ICMS from the calculation base for PIS and COFINS.

The fair values of current trade and other receivables approximate their respective carrying amounts due to their short-term nature. The fair values of non-current trade and other receivables approximate their carrying amount, as the impact of discounting is not significant.

The carrying amounts of the Group’s trade and other receivables are denominated in the following currencies (expressed in U.S. Dollars):

	2025	2024
Currency
U.S. Dollar	216,969	84,477
Argentine Peso	110,097	70,837
Uruguayan Peso	2,289	2,478
Brazilian Reais	117,884	94,074
	447,239	251,866

As of December 31, 2025 trade receivables of US$36,576 (2024: US$29,123) were past due but not impaired. The aging analysis of these receivables indicates that US$3,985 and US$289 are over 6 months in December 31, 2025 and 2024, respectively.

For trade receivables, the Group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the receivables.
Delinquency in payments is an indicator that a receivable may be impaired. However, management considers all available evidence in determining when a receivable is impaired. Generally, trade receivables, which are more than 180 days past due are fully provided for. However, certain receivables 180+ days overdue are not provided for based on a case-by-case analysis of credit quality analysis. Furthermore, receivables, which are not 180+ days overdue, may be provided for if specific analysis indicates a potential impairment.

Movements on the Group’s allowance for trade receivables are as follows:

	2025	2024	2023
At January 1	1,114	2,888	4,266
Charge of the year	4,724	391	1,874
Unused amounts reversed	(863)	(892)	(1,371)
Used during the year	(24)	(1,129)	(173)
Exchange differences	(169)	(144)	(1,708)
At December 31	4,782	1,114	2,888

The creation and release of allowance for trade receivables have been included in “Selling expenses” in the statement of income. Amounts charged to the allowance account are generally written off, when there is no expectation of recovering additional cash.

The maximum exposure to credit risk at the reporting date is the carrying value of each class of receivable mentioned above.

As of December 31, 2025, approximately 53% (2024: 64%) of the outstanding unimpaired trade receivables (neither past due not impaired) relate to sales to 25 well-known multinational companies with good credit quality standing, including but not limited to Camara de comercializacion de energia electrica, Sucres et Denrées S.A., Lartirigoyen y Cía S.A., Asociación de cooperativas, YPF S.A., Bunge Argentina S.A., First SA among others. Most of these entities or their parent companies are externally credit-rated. The Group reviews these external ratings from credit agencies.

The remaining percentage as of December 31, 2025 and 2024 of the outstanding unimpaired trade receivables (neither past due nor impaired) relate to sales to a dispersed large quantity of customers for which external credit ratings may not be available. However, the total base of customers without an external credit rating is relatively stable.

New customers with less than six months of history with the Group are closely monitored. The Group has not experienced credit problems with these new customers to date. The majority of the customers for which an external credit rating is not available are existing customers with more than six months of history with the Group and with no defaults in the past. A minor percentage of customers may have experienced some non-significant defaults in the past but fully recovered.